This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PRELIMINARY TERM SHEET                           DATE PREPARED: OCTOBER 3, 2001

                              DFC HEL TRUST 2001-2
            HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2

                           $180,000,000 (APPROXIMATE)
                          PUBLICLY OFFERED CERTIFICATES
                    FIXED AND ADJUSTABLE RATE MORTGAGE LOANS


                               [GRAPHIC OMITTED]
                          (Senior Certificate Insurer)

-----------------------------------------------------------------------------------------------------------------------------------
                APPROXIMATE             TRANCHE         CERTIFICATE     WAL (YRS)         PMT WINDOW         EXPECTED RATINGS
CLASS      PRINCIPAL BALANCE (1)         TYPE           COUPON (3)    CALL/MAT (9)    (MOS) CALL/MAT (9)   S&P     MOODY'S    FITCH
-----------------------------------------------------------------------------------------------------------------------------------
A-1A           $41,500,000       Floating Rate Senior       (4)         2.72/2.77         1-96/1-155       AAA        Aaa      AAA
A-1F           107,900,000         Fixed Rate Senior      TBD (5)       2.94/3.22         1-96/1-209       AAA        Aaa      AAA
IO                     (2)        Fixed Rate Senior -     [6.00]%          N/A               N/A           AAA        Aaa      AAA
                                          IO
-----------------------------------------------------------------------------------------------------------------------------------
M-1             12,600,000         Floating Rate Sub        (6)         5.36/5.89        37-96/37-174      AA        Aa3       AA
M-2              9,000,000         Floating Rate Sub        (7)         5.36/5.83        37-96/37-157       A         A3       A
B                9,000,000         Floating Rate Sub        (8)         5.36/5.64        37-96/37-138      BBB       Baa3      BBB
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL        $180,000,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Certificates are backed primarily by the cash flow from a pool of fixed rate and adjustable rate mortgage loans as of the Cut-off Date (the "Mortgage Loans"). The Class A-1A Certificates are backed by variable rate mortgage loans and the Class A-1F Certificates are backed by fixed rate mortgage loans. The Certificate Principal Balances shown in the table above are based on the aggregate principal balance of the Mortgage Loans as of September 1, 2001 or the related origination date, plus the Pre-Funded Amount and are subject to a +/-10% variance.

(2) The Class IO Certificates will not receive any principal payments, but will accrue interest on its notional balance, which initially equals $[84,150,000] and reduces to $0.00 from month 2 through month 37, pursuant to the Class IO Notional Balance Schedule herein and remains at $0.00 thereafter.

(3) All Certificates, other than the Class IO Certificates, are subject to an available funds cap.

(4) The Class A-1A Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus ___ bps (__ bps after the first date on which the Clean-up Call is exercisable); (ii) [14]%; and (iii) the Available Funds Cap.

(5) The coupon on the Class A-1F Certificates will increase by 0.50% after the first date on which the Clean-up Call is exercisable.

(6) The Class M-1 Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus ___ bps (__ bps after the first date on which the Clean-up Call is exercisable); (ii) [14]%; and (iii) the Available Funds Cap.

(7) The Class M-2 Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus ___ bps (__ bps after the first date on which the Clean-up Call is exercisable); (ii) [14]%; and (iii) the Available Funds Cap.

(8) The Class B Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus ___ bps (__ bps after the first date on which the Clean-up Call is exercisable); (ii) [14]%; and (iii) the Available Funds Cap.

(9)  See "Pricing Prepayment Speed" herein.


GREENWICH CAPITAL
=================------------------------------------------------------------

Seller:                        Delta Funding Corporation ("DELTA").

Servicer:                      Ocwen Federal Bank, FSB ("OCWEN").

Underwriter:                   Greenwich Capital Markets, Inc.

Trustee/Custodian:             Wells Fargo Bank Minnesota, National Association.
                               ("WELLS FARGO").

Senior Certificate Insurer:    Financial Security Assurance, Inc. ("FSA," or the
                               "INSURER").

Rating Agencies:               S&P, Fitch and Moody's.

Cut-off Date:                  The close of business on September 1, 2001 or the
                               origination date of a Mortgage Loan, if such date is after September 1, 2001.

Pricing Date:                  On or about October [5], 2001.

Closing Date:                  On or about October [18], 2001.

Settlement Date:               On or about October [19], 2001, through DTC and
                               upon request through Euroclear or Clearstream, Luxembourg.

Distribution Date:             The 25th day of each month (or the next
                               succeeding business day) commencing on
                               October 25, 2001.

Certificates                   Offered: The "SENIOR CERTIFICATES" will consist
                               of (i) the Class A-1A, Class A-1F (together, the
                               "CLASS A CERTIFICATES") and (ii) Class IO
                               Certificates. The "SUBORDINATE CERTIFICATES" will consist of the Class M-1, Class M-2 and Class B
                               Certificates. The Senior Certificates and the
                               Subordinate Certificates are collectively referred to herein as the "CERTIFICATES."

Accrued Interest:              The Class A-1A and Subordinate Certificates will
                               settle flat.

                               The Class A-1F and Class IO Certificates will settle with accrued interest. The price to be paid by investors for the Class A-1F and Class IO Certificates will include accrued interest from September 1, 2001 up to, but not including, the Settlement Date ([48] days).

Interest Accrual Period:       The interest accrual period with respect to the
                               Class A-1A and Subordinate Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date
                               (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

                               The interest accrual period for the Class A-1F and Class IO Certificates with respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Federal Tax Status:            It is anticipated that the Certificates will be
                               treated as REMIC regular interests for tax purposes.

Registration:                  The Certificates will be available in book-entry
                               form through DTC, and upon request, through Clearstream, Luxembourg and the Euroclear system.

ERISA Eligibility:             The Certificates are expected to be ERISA
                               eligible.

SMMEA Eligibility:             The Certificates will NOT constitute "mortgage
                               related securities" for purposes of SMMEA.

Mortgage Loans:                As of the Cut-off Date, the aggregate principal
                               balance of the Mortgage Loans described herein was approximately $106,508,545 (the "STATISTIC
                               CALCULATION MORTGAGE LOANS"). See attached


See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================------------------------------------------------------------
                               collateral descriptions for more information. On or prior to the Closing Date, additional mortgage loans having similar characteristics to the Statistic Calculation Mortgage Loans will be added to the trust (the "ADDITIONAL MORTGAGE LOANS", and together with the Statistic Calculation Mortgage Loans, the "INITIAL MORTGAGE LOANS"). A deposit (the initial "PRE-FUNDED AMOUNT") will be made to a pre-funding account on the Closing Date. On or prior to [November 25, 2001], (the "PRE-FUNDING PERIOD"), the Pre-Funded Amount on deposit in the pre-funding account will be used to purchase subsequent Mortgage Loans (the "SUBSEQUENT MORTGAGE LOANS", together with the Initial Mortgage Loans, the "MORTGAGE LOANS"), to the extent funds are available, having similar characteristics to the Initial Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal on the Certificates).

Fixed Rate
Mortgage Loans:                Approximately $75,417,260 of the Statistic
                               Calculation Mortgage Loans consist of fixed rate mortgage loans. Approximately 72% of the Mortgage
                               Loans will be fixed rate mortgage loans.

Adjustable Rate
Mortgage Loans: Approximately $31,091,285 of the Statistic Calculation Mortgage Loans consist of adjustable rate mortgage loans which adjust based on the Six-Month LIBOR index. The Statistic Calculation Mortgage Loans that are adjustable mortgage loans consist of approximately $31,049,282 of 3/27 adjustable rate mortgage loans and approximately $42,003 of 2/28 adjustable rate mortgage loans. Approximately 28% of the Mortgage Loans will be adjustable rate mortgage loans.

Pricing Prepayment Speed:      The Certificates were priced based on the
                               following prepayment assumptions:

                               Fixed rate mortgage loans: [115]% of PPC-F (100% PPC-F is equal to 4% - 20% CPR over 12 months). Adjustable rate mortgage loans: [100]% of PPC-A (100% PPC-A is equal to 4% - 35% CPR over 30 months).

Optional Termination:          The terms of the transaction allow for a clean-up
                               call (the "Clean-up Call") which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to [10]% of the sum of the aggregate principal balance of Initial Mortgage Loans and the amount deposited in the Pre-Funding Account on the Closing Date.

Available Funds Cap:           As to any Distribution Date, a per annum rate
                               equal to:

                               (i)  the weighted average gross rate of the
                                    Mortgage Loans less servicing and trustee fee rates; minus

                              (ii) the insurer premium rate with respect to the Senior Certificates; minus

                              (iii) the certificate rate on the Class IO
                                    Certificates multiplied by a fraction
                                    equal to:

                                    (a)  the notional balance of the Class IO
                                         Certificates prior to such Distribution
                                         Date, divided by

                                    (b)  the current aggregate principal balance
                                         of the Mortgage Loans.

                                                                               3

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

Net Rate Cap Carryover:        As to any Distribution Date and the Class A and
                               Subordinate Certificates, the sum of:

                              (i) the excess, if any, of interest due such Certificates (at the applicable certificate interest rate, calculated without regard to the Available Funds Cap) over interest due such Certificates at a rate equal to the Available Funds Cap;

                              (ii) any Net Rate Cap Carryover remaining unpaid from prior Distribution Dates; and

                              (iii) interest on the amount in clause (ii) at the
                                    related certificate rate (without regard to the Available Funds Cap).
                              The Policy does not cover any Net Rate Cap
                              Carryover.

Credit Enhancement:           Credit enhancement for the Certificates will
                              consist of (i) for the Senior Certificates only, a Monoline Insurance Policy (the "POLICY"),
                              (ii) Excess Interest Collections (defined below),
                              (iii) overcollateralization and (iv) the subordination of Certificates with lower payment priorities.

Credit Enhancement
Percentages:
                                                         Target Credit Enh.
                              Initial Credit Enh.        After Stepdown Date (1)
                             ----------------------     -----------------------
                             Rating         Percent     Rating        Percent
                             ------         -------     ------        -------
                               AAA          [17.00]%     AAA         [39.00]%
                               AA           [10.00]%     AA          [25.00]%
                                A            [5.00]%      A          [15.00]%
                               BBB           [0.00]%     BBB          [5.00]%

                               {1}  Includes overcollateralization target,
                                    assuming a Cumulative Loss or Delinquency
                                    Event is NOT in effect.

Insurance Policy:              The Policy will guarantee the timely payment of
                               interest on the Senior Certificates and the ultimate payment of principal on the Class A
                               Certificates. THE POLICY DOES NOT COVER (I) THE
                               CLASS M-1, CLASS M-2 OR CLASS B CERTIFICATES AND
                               (II) ANY NET RATE CAP CARRYOVER.

Excess Interest Collections: For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i) the interest paid on the Certificates; (ii) the servicing and trustee fees paid in respect of the Mortgage Loans; (iii) the insurer premium paid and (iv) any unreimbursed draws on the Policy.

Overcollateralization
Amount: The Certificateholders will be entitled to receive distributions of Excess Interest Collections as principal until the Overcollateralization Amount equals the Required Overcollateralization Amount. This distribution of interest as principal will have the effect of accelerating the Certificates relative to the underlying Mortgage Loans. On any Distribution Date, the Overcollateralization Amount will be the amount by which the balance of the Mortgage Loans (the "MORTGAGE LOAN BALANCE") exceeds the balance of the Certificates (the "CERTIFICATE PRINCIPAL BALANCE"). On any Distribution Date on which the Mortgage Loan Balance does not exceed the Certificate Principal Balance by the Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Certificateholders to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

                                                                               4

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

Required Overcollateralization
Amount: On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:

                                (i)   prior to the Stepdown Date, [2.50]% of
                                      the initial aggregate principal balance of the Certificates.

                                (ii) on or after the Stepdown Date, the greater of:

                                     (a)  the lesser of:
                                          (x) [2.50]% of the initial aggregate
                                              principal balance of the
                                              Certificates; and
                                          (y) [5.00]% of the current aggregate
                                              principal balance of the Mortgage
                                              Loans;

                                     (b) 0.50% of the initial aggregate
                                         principal balance of the Certificates
                                         (the "OC Floor").

                               On any Distribution Date on which a Cumulative Loss Event has occurred, the Required Overcollateralization Amount is equal to the lesser of (a) [10.00]% of the current aggregate principal balance of the Mortgage Loans and (b) [2.50]% of the initial aggregate principal balance of the Certificates.

                               On any Distribution Date on which a Delinquency Event has occurred, the Required
                               Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution date.

Subordination Required
Overcollateralization
Amount: On any Distribution Date on which a Delinquency Event has not occurred, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount exclusive of the OC Floor calculation, otherwise the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

Cumulative Loss Event:         A Cumulative Loss Event will have occurred if the
                               cumulative net loss rates exceed the applicable percentage of the initial aggregate principal balance of the Certificates during applicable periods of time as follows:

                               Distribution Dates                   Percentages
                               ------------------                   -----------
                               37-48                                   [2.50]%
                               49-60                                   [2.90]%
                               61-72                                   [3.40]%
                               73-84                                   [3.80]%
                               85 and thereafter                       [4.00]%

Delinquency Event:             The three-month rolling average of the percentage
                               of Mortgage Loans 60+ days delinquent exceeds
                               [40]% of the percentage equal to the credit enhancement provided to the Senior Certificates.

Stepdown Date:                 The later to occur of:

                               (i)   the earlier to occur of:

                                     (a)   the Distribution Date occurring in
                                           October 2004; and

                                     (b)   the Distribution Date on which the
                                           aggregate principal balance of the
                                           Class A Certificates is reduced to
                                           zero; and

                               (ii)  the first Distribution Date on which
                                     the credit enhancement provided to the
                                     Senior Certificates is at least equal to [39.00]%.

Subordination
Increase Amount:               As to any Distribution Date, the lesser of the
                               Subordination Deficiency and Excess Interest
                               Collections.

                                                                               5

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

Subordination Deficiency:      As to any Distribution Date, the excess, if any,
                               of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:              As to any Distribution Date, the lesser of
                               (i) the principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount (assuming
                               100% of the principal payments received on the Mortgage Loans is distributed to the Certificates).

Priority of Distributions:     Available funds will be distributed in the
                               following order of priority, in each case, to the extent of funds remaining:

                               1. To the Custodian and Trustee, the related fees and to the Insurer, the premium payable on the Senior Certificates;

                               2.   To the Senior Certificates, the related
                                    interest due, plus any related interest
                                    carryover shortfall;

                               3. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related interest due;

                               4.   Concurrently, to the Class A-1A and
                                    Class A-1F Certificates, from the
                                    Adjustable Rate and Fixed Rate Mortgage
                                    Loans, respectively, the related Principal
                                    Distribution Amount for such Distribution
                                    Date, excluding any Subordination Increase
                                    Amount;

                               5. To the Insurer, any reimbursement amounts due for prior draws on the Policy;

                               6. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related principal distribution amount due, excluding any Subordination Increase Amounts;

                               7.   To the Certificates, the related
                                    Subordination Increase Amount, distributed as in priorities 4 and 6 above;

                               8. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, any interest and principal shortfalls;

                               9. Sequentially, to the Class A, Class M-1, Class M-2 and Class B Certificates, the related Net Rate Cap Carryover;

                              10.  To the Trustee, reimbursement for any
                                   expenses incurred by a servicing transfer related to the resignation or termination of the Servicer;

                              11. To the residual certificates, any remaining amounts.

Principal Distribution
Amount:                        As to any Distribution Date, the lesser of:
                               (i) the balance of the Certificates prior to such Distribution Date and (ii) the sum of
                               (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

Senior Principal Distribution
Amount: As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate principal balance of the Class A Certificates.

                               As to any other Distribution Date, an amount equal to the excess, if any, of (i) the aggregate principal balance of the Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) [66.00]% of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.

Class A-1A Principal
Distribution Amount:           The product of the Senior Principal Distribution
                               Amount and the related Principal Allocation
                               Percentage.


                                                                               6

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

Class A-1F Principal
Distribution Amount:           The product of the Senior Principal Distribution
                               Amount and the related Principal Allocation
                               Percentage.

Principal Allocation
Percentage:                    For the Class A-1A and Class A-1F Certificates,
                               respectively, a fraction, which equals: (x) the total amount of principal received or advanced with respect to the related Mortgage Loans, divided by (y) the total amount of principal received or advanced with respect to all Mortgage
                               Loans.

Class M-1 Principal
Distribution Amount:           As to any Distribution Date on or after the
                               Stepdown Date, (x) 100% of the Principal
                               Distribution Amount if the aggregate class principal balance of the Class A Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

                              (a)  the sum of:

                                   (i)   the aggregate class principal balance
                                         of the Class A Certificates, after
                                         taking into account distributions of
                                         the Senior Principal Distribution
                                         Amount for the applicable Distribution
                                         Date, and

                                   (ii)  the class principal balance of the
                                         Class M-1 Certificates immediately
                                         prior to the applicable Distribution
                                         Date; over

                              (b)  the lesser of:

                                  (i)  [80.00]% of the balance of the Mortgage
                                       Loans as of the last day of the related
                                       due period less the Subordination
                                       Required Overcollateralization Amount
                                       for that Distribution Date, and

                                  (ii) the balance of the Mortgage Loans as of
                                       the last day of the related due
                                       period, minus the OC Floor.

Class M-2 Principal
Distribution Amount:           As to any Distribution Date on or after the
                               Stepdown Date, (x) 100% of the Principal
                               Distribution Amount if the aggregate balance of the Class A Certificates and Class M-1
                               Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency
                               Event is not in effect, the excess of:

                              (a)  the sum of:

                                   (i)   the aggregate class principal balance
                                         of the Class A Certificates, after
                                         taking into account distributions of
                                         the Senior Principal Distribution
                                         Amount for the applicable Distribution
                                         Date,

                                   (ii)  the class principal balance of the
                                         Class M-1 Certificates, after taking
                                         into account distributions of the
                                         Class M-1 Principal Distribution Amount
                                         for the applicable Distribution Date,
                                         and

                                   (iii) the class principal balance of the
                                         Class M-2 Certificates immediately
                                         prior to the applicable Distribution
                                         Date; over

                              (b)  the lesser of:

                                   (i)  [90.00]% of the balance of the Mortgage
                                        Loans as of the last day of the related
                                        due period less the Subordination
                                        Required Overcollateralization Amount
                                        for that Distribution Date, and

                                   (ii) the balance of the Mortgage Loans as
                                        of the last day of the related due
                                        period minus the OC Floor.


                                                                               7

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

Class B Principal
Distribution                   Amount: As to any Distribution Date on or after
                               the Stepdown Date, (x) 100% of the Principal
                               Distribution Amount if the aggregate class principal balance of the Class A, Class M-1 and Class M-2 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

                              (a)  the sum of:

                                   (i)   the aggregate class principal balance
                                         of the Class A Certificates, after
                                         taking into account distributions of
                                         the Senior Principal Distribution
                                         Amount for the applicable Distribution
                                         Date,

                                   (ii)  the class principal balance of the
                                         Class M-1 Certificates, after taking
                                         into account distributions of the
                                         Class M-1 Principal Distribution Amount
                                         for the applicable Distribution Date,

                                   (iii) the class principal balance of the
                                         Class M-2 Certificates, after taking
                                         into account distributions of the
                                         Class M-2 Principal Distribution Amount
                                         for the applicable Distribution Date,
                                         and

                                   (iv)  the class principal balance of the
                                         Class B Certificates immediately prior
                                         to the applicable Distribution Date;
                                         over


                              (b)  the lesser of:

                                   (i)   100.00% of the balance of the Mortgage
                                         Loans as of the last day of the
                                         related due period less the
                                         Subordination Required
                                         Overcollateralization Amount for that
                                         Distribution Date, and

                                   (ii)  the balance of the Mortgage Loans as
                                         of the last day of the related due
                                         period minus the OC Floor.

Allocation of Losses:         Losses not covered by the available credit
                              enhancement will be allocated in the reverse order of payment priority (first to the Class B, then the Class M-2 and then the Class
                              M-1 Certificates).

Class IO Notional
Balance Schedule:             The notional balance of the Class IO Certificates
                              will be equal to the lesser of (a) the balance of the Mortgage Loans and (b) the balance indicated in the schedule provided below.

                                 DISTRIBUTION MONTH           NOTIONAL BALANCE
                                 ------------------           ----------------
                                 1 to 3                          [$84,150,000]
                                 4 to 6                           [80,025,000]
                                 7 to 9                           [73,700,000]
                                 10 to 12                         [60,000,000]
                                 13 to 15                         [53,250,000]
                                 16 to 18                         [46,750,000]
                                 19 to 21                         [40,750,000]
                                 22 to 24                         [35,000,000]
                                 25 to 27                         [30,000,000]
                                 28 to 30                         [25,500,000]
                                 31 to 33                         [24,500,000]
                                 34 to 36                         [18,500,000]
                                 37 and thereafter                           0


                                                                               8

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

                   AVAILABLE FUNDS CAP SCHEDULE*

------------------------------------------------------------------------------------------------------------
 DISTRIBUTION      ACTUAL/360            DISTRIBUTION    ACTUAL/360          DISTRIBUTION     ACTUAL/360
    PERIOD       NET AVAILABLE              PERIOD      NET AVAILABLE           PERIOD      NET AVAILABLE
                   FUNDS CAP                              FUNDS CAP                           FUNDS CAP
----------------------------------      -------------------------------     --------------------------------
      1            28.44429%                  34          8.58192%                67           9.49306%
      2             6.70355%                  35          8.27561%                68           9.81042%
      3             6.90922%                  36          8.24535%                69           9.49486%
      4             6.80087%                  37          9.78711%                70           9.81230%
      5             6.77706%                  38          9.47028%                71           9.49669%
      6             7.47241%                  39          9.78613%                72           9.49761%
      7             6.93201%                  40          9.47119%                73           9.81516%
      8             7.12859%                  41          9.47193%                74           9.49949%
      9             6.86101%                  42         10.48761%                75           9.81711%
      10            7.54886%                  43          9.47343%                76           9.50139%
      11            7.26739%                  44          9.78999%                77           9.50235%
      12            7.22532%                  45          9.47494%                78          10.15873%
      13            7.68232%                  46          9.79157%                79           9.50431%
      14            7.39262%                  47          9.47648%                80           9.82214%
      15            7.59420%                  48          9.47726%                81           9.50630%
      16            7.56501%                  49          9.79397%                82           9.82422%
      17            7.52415%                  50          9.47882%                83           9.50832%
      18            8.28337%                  51          9.79560%                84           9.50935%
      19            7.69515%                  52          9.48041%                85           9.82740%
      20            7.91064%                  53          9.48121%                86           9.51143%
      21            7.61423%                  54         10.49795%                87           9.82957%
      22            8.09719%                  55          9.48283%                88           9.51355%
      23            7.79792%                  56          9.79977%                89           9.51463%
      24            7.75834%                  57          9.48448%                90          10.53526%
      25            8.23030%                  58          9.80148%                91           9.51681%
      26            7.92833%                  59          9.48614%                92           9.83519%
      27            8.15340%                  60          9.48699%                93           9.51904%
      28            8.09152%                  61          9.80410%                94           9.83751%
      29            8.05686%                  62          9.48869%                95           9.52132%
      30            8.57404%                  63          9.80587%                96           9.52247%
      31            8.04163%                  64          9.49042%                97           0.00000%
      32            8.27181%                  65          9.49129%
      33            7.96734%                  66         10.50919%

------------------------------------------------------------------------------------------------------------

* The Available Funds Cap is calculated assuming current 6 month LIBOR and is run at the pricing speed to call. Although the Available Funds Cap may increase above [14%], the Certificates can only accrue interest up to [14%].


                                                                               9

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                              10

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.



                        PRICE/DISCOUNT-MARGIN TABLES (%)*


CLASS A-1A TO CALL
COUPON:  3.038%
------------------------------------------------------------------------------------------------------------------------------------
FRM PREPAY SPEED             0% PPC          60% PPC        85% PPC        115% PPC        145% PPC        170% PPC       200% PPC
ARM PREPAY SPEED             0% PPC          50% PPC        75% PPC        100% PPC        125% PPC        150% PPC       175% PPC
------------------------------------------------------------------------------------------------------------------------------------
DM @ 100-00                     0.400            0.400          0.400           0.400           0.400           0.400          0.400
====================================================================================================================================
 WAL (YR)                       20.51             4.67           3.35            2.72            2.27           1.89            1.58
 MDUR (YR)                      14.48             4.13           3.06            2.52            2.13           1.79            1.51
 FIRST PRIN PAY              10/25/01         10/25/01       10/25/01        10/25/01        10/25/01       10/25/01        10/25/01
 LAST PRIN PAY               04/25/30         01/25/16       04/25/12        09/25/09        01/25/08       01/25/07        03/25/06
------------------------------------------------------------------------------------------------------------------------------------



CLASS A-1A TO MATURITY
COUPON:  3.038%
------------------------------------------------------------------------------------------------------------------------------------
FRM PREPAY SPEED             0% PPC          60% PPC        85% PPC        115% PPC        145% PPC        170% PPC       200% PPC
ARM PREPAY SPEED             0% PPC          50% PPC        75% PPC        100% PPC        125% PPC        150% PPC       175% PPC
------------------------------------------------------------------------------------------------------------------------------------
 DM @ 100-00                    0.402            0.406          0.403           0.406           0.412           0.406          0.400
====================================================================================================================================
 WAL (YR)                       20.66             4.77           3.38            2.77            2.35           1.92            1.58
 MDUR (YR)                      14.54             4.19           3.08            2.56            2.19           1.82            1.51
 FIRST PRIN PAY              10/25/01         10/25/01       10/25/01        10/25/01        10/25/01       10/25/01        10/25/01
 LAST PRIN PAY               07/25/31         09/25/22       04/25/15        08/25/14        08/25/15       03/25/10        11/25/06
------------------------------------------------------------------------------------------------------------------------------------

*  Assumes Settlement Date is October 18, 2001.



                                                                              11

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.


                             PRICE/YIELD TABLES (%)*


CLASS A-1F TO CALL
COUPON:  5.158%
------------------------------------------------------------------------------------------------------------------------------------
FRM PREPAY SPEED             0% PPC          60% PPC        85% PPC        115% PPC        145% PPC        170% PPC       200% PPC
ARM PREPAY SPEED             0% PPC          50% PPC        75% PPC        100% PPC        125% PPC        150% PPC       175% PPC
------------------------------------------------------------------------------------------------------------------------------------
YIELD @ 100-00                   5.178           5.130          5.108           5.079           5.048           5.019          4.976
====================================================================================================================================
 WAL (YR)                        15.66            5.20           3.88            2.94            2.32           1.94            1.56
 MDUR (YR)                        9.67            4.11           3.23            2.55            2.07           1.76            1.44
 FIRST PRIN PAY               10/25/01        10/25/01       10/25/01        10/25/01        10/25/01       10/25/01        10/25/01
 LAST PRIN PAY                04/25/30        01/25/16       04/25/12        09/25/09        01/25/08       01/25/07        03/25/06
------------------------------------------------------------------------------------------------------------------------------------


CLASS A-1F TO MATURITY
COUPON:  5.158%
------------------------------------------------------------------------------------------------------------------------------------
FRM PREPAY SPEED             0% PPC          60% PPC        85% PPC        115% PPC        145% PPC        170% PPC       200% PPC
ARM PREPAY SPEED             0% PPC          50% PPC        75% PPC        100% PPC        125% PPC        150% PPC       175% PPC
------------------------------------------------------------------------------------------------------------------------------------
YIELD @ 100-00                    5.178           5.153          5.140           5.117           5.089          5.067          5.030
====================================================================================================================================
 WAL (YR)                         15.67            5.62           4.26            3.22            2.53           2.13           1.72
 MDUR (YR)                         9.67            4.29           3.42            2.71            2.20           1.89           1.56
 FIRST PRIN PAY                10/25/01        10/25/01       10/25/01        10/25/01        10/25/01       10/25/01       10/25/01
 LAST PRIN PAY                 12/25/30        10/25/28       03/25/24        02/25/19        04/25/15       06/25/13       07/25/11
------------------------------------------------------------------------------------------------------------------------------------

*  Assumes Settlement Date is October 18, 2001.

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.


                        PRICE/DISCOUNT-MARGIN TABLES (%)*


CLASS M-1 TO CALL
COUPON:  3.738%
------------------------------------------------------------------------------------------------------------------------------------
FRM PREPAY SPEED             0% PPC          60% PPC        85% PPC        115% PPC        145% PPC        170% PPC       200% PPC
ARM PREPAY SPEED             0% PPC          50% PPC        75% PPC        100% PPC        125% PPC        150% PPC       175% PPC
------------------------------------------------------------------------------------------------------------------------------------
DM @ 100-00                      1.100           1.100          1.100           1.100           1.100          1.100           1.100
====================================================================================================================================
 WAL (YR)                        25.92            9.65           7.06            5.36            4.47           4.16            4.22
 MDUR (YR)                       16.19            7.81           6.01            4.72            4.02           3.77            3.83
 FIRST PRIN PAY               10/25/22        09/25/06       05/25/05        10/25/04        01/25/05       03/25/05        06/25/05
 LAST PRIN PAY                04/25/30        01/25/16       04/25/12        09/25/09        01/25/08       01/25/07        03/25/06
------------------------------------------------------------------------------------------------------------------------------------


CLASS M-1 TO MATURITY
COUPON:  3.738%
------------------------------------------------------------------------------------------------------------------------------------
FRM PREPAY SPEED             0% PPC          60% PPC        85% PPC        115% PPC        145% PPC        170% PPC       200% PPC
ARM PREPAY SPEED             0% PPC          50% PPC        75% PPC        100% PPC        125% PPC        150% PPC       175% PPC
------------------------------------------------------------------------------------------------------------------------------------
DM @ 100-00                      1.101           1.129          1.135           1.139           1.139          1.137           1.138
====================================================================================================================================
 WAL (YR)                        26.05           10.51           7.75            5.89            4.90           4.52            4.57
 MDUR (YR)                       16.24            8.26           6.43            5.09            4.34           4.05            4.11
 FIRST PRIN PAY               10/25/22        09/25/06       05/25/05        10/25/04        01/25/05       03/25/05        06/25/05
 LAST PRIN PAY                05/25/31        12/25/25       08/25/20        03/25/16        04/25/13       06/25/11        10/25/09
------------------------------------------------------------------------------------------------------------------------------------

                 * Assumes Settlement Date is October 18, 2001.


                                                                              13

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.


                        PRICE/DISCOUNT-MARGIN TABLES (%)*


CLASS M-2 TO CALL
COUPON:  4.388%
------------------------------------------------------------------------------------------------------------------------------------
FRM PREPAY SPEED             0% PPC          60% PPC        85% PPC        115% PPC        145% PPC        170% PPC       200% PPC
ARM PREPAY SPEED             0% PPC          50% PPC        75% PPC        100% PPC        125% PPC        150% PPC       175% PPC
------------------------------------------------------------------------------------------------------------------------------------
DM @ 100-00                      1.750           1.750          1.750           1.750           1.750          1.750           1.750
====================================================================================================================================
 WAL (YR)                        25.92            9.65           7.06            5.36            4.41           3.97            3.75
 MDUR (YR)                       15.05            7.54           5.85            4.62            3.90           3.55            3.38
 FIRST PRIN PAY               10/25/22        09/25/06       05/25/05        10/25/04        11/25/04       12/25/04        02/25/05
 LAST PRIN PAY                04/25/30        01/25/16       04/25/12        09/25/09        01/25/08       01/25/07        03/25/06
------------------------------------------------------------------------------------------------------------------------------------


CLASS M-2 TO MATURITY
COUPON:  4.388%
------------------------------------------------------------------------------------------------------------------------------------
FRM PREPAY SPEED             0% PPC          60% PPC        85% PPC        115% PPC        145% PPC        170% PPC       200% PPC
ARM PREPAY SPEED             0% PPC          50% PPC        75% PPC        100% PPC        125% PPC        150% PPC       175% PPC
------------------------------------------------------------------------------------------------------------------------------------
DM @ 100-00                      1.752           1.789          1.798           1.804           1.805          1.804           1.798
====================================================================================================================================
 WAL (YR)                        26.05           10.42           7.67            5.83            4.79           4.29            4.01
 MDUR (YR)                       15.08            7.92           6.20            4.93            4.17           3.79            3.58
 FIRST PRIN PAY               10/25/22        09/25/06       05/25/05        10/25/04        11/25/04       12/25/04        02/25/05
 LAST PRIN PAY                04/25/31        02/25/24       11/25/18        10/25/14        02/25/12       06/25/10        01/25/09
------------------------------------------------------------------------------------------------------------------------------------


*  Assumes Settlement Date is October 18, 2001.



                                                                              14
See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.


                        PRICE/DISCOUNT-MARGIN TABLES (%)*


CLASS B TO CALL
COUPON:  6.138%
------------------------------------------------------------------------------------------------------------------------------------
FRM PREPAY SPEED             0% PPC          60% PPC        85% PPC        115% PPC        145% PPC        170% PPC       200% PPC
ARM PREPAY SPEED             0% PPC          50% PPC        75% PPC        100% PPC        125% PPC        150% PPC       175% PPC
------------------------------------------------------------------------------------------------------------------------------------
DM @ 100-00                      3.500           3.500          3.500           3.500           3.500          3.500           3.500
====================================================================================================================================
 WAL (YR)                        25.92            9.65           7.06            5.36            4.38           3.88            3.56
 MDUR (YR)                       12.49            6.88           5.45            4.36            3.69           3.33            3.10
 FIRST PRIN PAY               10/25/22        09/25/06       05/25/05        10/25/04        10/25/04       10/25/04        11/25/04
 LAST PRIN PAY                04/25/30        01/25/16       04/25/12        09/25/09        01/25/08       01/25/07        03/25/06
------------------------------------------------------------------------------------------------------------------------------------


CLASS B TO MATURITY
COUPON:  6.138%
-----------------------------------------------------------------------------------------------------------------------------------
FRM PREPAY SPEED             0% PPC          60% PPC        85% PPC        115% PPC        145% PPC        170% PPC       200% PPC
ARM PREPAY SPEED             0% PPC          50% PPC        75% PPC        100% PPC        125% PPC        150% PPC       175% PPC
------------------------------------------------------------------------------------------------------------------------------------
DM @ 100-00                      3.502           3.542          3.554           3.561           3.565          3.565           3.559
====================================================================================================================================
 WAL (YR)                        26.01           10.13           7.44            5.64            4.61           4.07            3.71
 MDUR (YR)                       12.51            7.07           5.63            4.53            3.84           3.47            3.21
 FIRST PRIN PAY               10/25/22        09/25/06       05/25/05        10/25/04        10/25/04       10/25/04        11/25/04
 LAST PRIN PAY                02/25/31        09/25/21       10/25/16        03/25/13        10/25/10       05/25/09        02/25/08
------------------------------------------------------------------------------------------------------------------------------------


*  Assumes Settlement Date is October 18, 2001.

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                 STATISTIC CALCULATION MORTGAGE LOAN STATISTICS
                             AS OF THE CUT-OFF DATE

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET

                        SCHEDULED BALANCE AS OF: 09/01/01


PRODUCT                                         2/28 ARMs, 3/27 ARMs & Fixed Rate

TOTAL CURRENT BALANCE                                   106,508,545

NUMBER OF LOANS                                               1,265

                                                                                                MINIMUM              MAXIMUM
AVG CURRENT BALANCE                                      $84,196.48                           $9,996.42          $416,250.00

WEIGHTED AVERAGE GROSS                                       10.517 %                             7.140               14.690 %
COUPON

WEIGHTED AVERAGE GROSS                                        6.936 %                             4.340                9.990 %
MARGIN
WEIGHTED AVERAGE PERIOD RATE                                  1.000 %                             1.000                1.000 %
CAP
WEIGHTED AVERAGE MIN INTEREST                                10.428 %                             7.140               14.440 %
RATE
WEIGHTED AVERAGE MAX INTEREST                                17.428 %                            14.140               21.440 %
RATE

WEIGHTED AVERAGE NEXT RESET                                      35 Months                           22                   36 Months
DATE

WEIGHTED AVERAGE ORIGINAL COMBINED                            73.82 %                             13.33                90.00 %
LTV

WEIGHTED AVERAGE FICO                                           599                                 460                  810
SCORE

WEIGHTED AVERAGE ORIGINAL                                       324 Months                           60                  360 Months
TERM
WEIGHTED AVERAGE REMAINING                                      323 Months                           59                  360 Months
TERM
WEIGHTED AVERAGE                                                  1 Months                            0                    8 Months
SEASONING

PREPAYMENT CONCENTRATIONS ($)                     82.74%  Prepayment Penalty,  17.26%  No Prepayment Penalty

WEIGHTED AVERAGE PREPAY                                          34 months                           12                   60 months
TERM

TOP STATE CONCENTRATIONS ($)                      19.09%  New York,  16.84%  Ohio,  10.77%  Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION ($)                 1.06%  11216  (Brooklyn, NY)

FIRST PAY DATE                                                                             Feb 01, 2001         Oct 15, 2001
NEXT RATE ADJUSTMENT                                                                       Jun 19, 2003         Sep 01, 2004
DATE
MATURITY                                                                                   Jul 09, 2006         Sep 04, 2031
DATE


See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
CURRENT BALANCE ($)                                              MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-------------------                                              --------------      ---------------      ---------------
     9,996  -  50,000                                                   435          $15,313,523.94                14.38%
    50,001  - 100,000                                                   474           34,956,397.55                32.82
   100,001  - 150,000                                                   214           25,809,473.46                24.23
   150,001  - 200,000                                                    75           12,867,205.85                12.08
   200,001  - 250,000                                                    34            7,543,261.05                 7.08
   250,001  - 300,000                                                    21            5,782,694.02                 5.43
   300,001  - 350,000                                                     8            2,625,664.12                 2.47
   350,001  - 400,000                                                     1              374,693.49                 0.35
   400,001  - 416,250                                                     3            1,235,631.96                 1.16
-------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                 1,265         $106,508,545.44               100.00%
=========================================================================================================================



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
ORIGINAL COMBINED LTV (%)                                        MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-------------------------                                        --------------      ---------------      ---------------
 13.33  -  15.00                                                             1            $39,958.36                0.04%
 15.01  -  20.00                                                             3            136,069.03                0.13
 20.01  -  25.00                                                             2             94,449.51                0.09
 25.01  -  30.00                                                            15            703,764.19                0.66
 30.01  -  35.00                                                            21          1,048,733.40                0.98
 35.01  -  40.00                                                            16          1,213,190.05                1.14
 40.01  -  45.00                                                            23          1,455,085.05                1.37
 45.01  -  50.00                                                            45          2,358,747.28                2.21
 50.01  -  55.00                                                            45          3,493,028.65                3.28
 55.01  -  60.00                                                            75          4,726,199.13                4.44
 60.01  -  65.00                                                           126          9,422,392.42                8.85
 65.01  -  70.00                                                           156         13,313,429.74               12.50
 70.01  -  75.00                                                           184         15,873,851.15               14.90
 75.01  -  80.00                                                           259         23,416,135.28               21.99
 80.01  -  85.00                                                           156         13,853,731.34               13.01
 85.01  -  90.00                                                           138         15,359,780.86               14.42
-------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    1,265       $106,508,545.44              100.00%
=========================================================================================================================

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                % OF AGGREGATE
                                                                        PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                           NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
 GROSS COUPON (%)                                     MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
 ----------------                                     --------------      ---------------      ---------------
 7.140 -  7.500                                                   4           $407,575.55                0.38%
 7.501 -  8.000                                                  19          2,252,263.41                2.11
 8.001 -  8.500                                                  34          3,793,161.38                3.56
 8.501 -  9.000                                                  95          9,560,728.17                8.98
 9.001 -  9.500                                                  80          8,028,258.26                7.54
 9.501 - 10.000                                                 162         17,028,417.35               15.99
10.001 - 10.500                                                 137         14,043,076.85               13.18
10.501 - 11.000                                                 203         17,254,086.43               16.20
11.001 - 11.500                                                 135         10,058,599.44                9.44
11.501 - 12.000                                                 149         10,541,335.81                9.90
12.001 - 12.500                                                  89          5,025,629.89                4.72
12.501 - 13.000                                                  81          5,435,096.91                5.10
13.001 - 13.500                                                  32          1,399,002.79                1.31
13.501 - 14.000                                                  27          1,030,725.11                0.97
14.001 - 14.500                                                  17            615,588.09                0.58
14.501 - 14.690                                                   1             35,000.00                0.03
--------------------------------------------------------------------------------------------------------------
TOTAL                                                         1,265       $106,508,545.44              100.00%
==============================================================================================================

                                                                                                % OF AGGREGATE
                                                                        PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                           NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
ORIGINAL TERM (MONTHS)                                MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
----------------------                                --------------      ---------------      ---------------
     60 -  90                                                7              $344,721.26                0.32%
     91 - 150                                               46             2,946,877.65                2.77
    151 - 210                                              164            11,083,121.67               10.41
    211 - 270                                               84             7,425,784.39                6.97
    271 - 330                                               32             2,841,544.05                2.67
    331 - 360                                              932            81,866,496.42               76.86
-------------------------------------------------------------------------------------------------------------
TOTAL                                                    1,265          $106,508,545.44              100.00%
=============================================================================================================


                                                                                                % OF AGGREGATE
                                                                        PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                           NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
REMAINING TERM (MONTHS)                               MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-----------------------                               --------------      ---------------      ---------------
    59 -  60                                                 3              $107,117.91                0.10%
    61 - 120                                                39             2,476,363.42                2.33
   121 - 180                                               164            10,611,013.24                9.96
   181 - 240                                                91             8,218,956.97                7.72
   241 - 300                                                29             2,653,998.06                2.49
   301 - 360                                               939            82,441,095.84               77.40
--------------------------------------------------------------------------------------------------------------
TOTAL                                                    1,265          $106,508,545.44              100.00%
==============================================================================================================

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
SEASONING (MONTHS)                                               MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
------------------                                               --------------      ---------------      ---------------
       0                                                                    339       $29,038,871.32                27.26%
   1 - 6                                                                    925        77,428,202.86                72.70
   7 - 8                                                                      1            41,471.26                 0.04
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                     1,265      $106,508,545.44               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
PROPERTY TYPE                                                    MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-------------                                                    --------------      ---------------      ---------------
 Single Family                                                            1,020       $82,205,060.84                77.18%
 Two-Four Family                                                            125        12,983,186.05                12.19
 Five-Eight Family                                                           38         4,939,394.82                 4.64
 Multi-Use                                                                   27         2,953,231.52                 2.77
 Condominium                                                                 32         2,150,163.04                 2.02
 Manufactured Housing                                                        23         1,277,509.17                 1.20
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                     1,265      $106,508,545.44               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
DOCUMENTATION                                                    MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-------------                                                    --------------      ---------------      ---------------
 Full Documentation                                                         947       $77,342,026.10                72.62%
 No Income Verification Documentation                                       158        15,789,987.49                14.83
 Limited Documentation                                                      103         7,944,004.40                 7.46
 Stated Income Documentation                                                 57         5,432,527.45                 5.10
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                     1,265      $106,508,545.44               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
OCCUPANCY                                                        MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
---------                                                        --------------      ---------------      ---------------
 Primary                                                                  1,066       $92,169,913.09                86.54%
 Non-Owner                                                                  199        14,338,632.35                13.46
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                     1,265      $106,508,545.44               100.00%
============================================================================================================================

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
GRADE                                                            MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-----                                                            --------------      ---------------      ---------------
 A                                                                        887         $81,938,145.07              76.93%
 B                                                                        133           8,640,466.87               8.11
 C                                                                        185          12,096,533.45              11.36
 D                                                                         60           3,833,400.05               3.60
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                   1,265        $106,508,545.44             100.00%
==========================================================================================================================



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
FICO SCORE                                                       MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
----------                                                       --------------      ---------------      ---------------
       N/A                                                                  4            $256,588.57                0.24%
 451 - 500                                                                 34           2,259,940.63                2.12
 501 - 550                                                                321          22,017,239.14               20.67
 551 - 600                                                                389          33,421,352.40               31.38
 601 - 650                                                                298          27,295,328.65               25.63
 651 - 700                                                                159          15,353,874.11               14.42
 701 - 750                                                                 46           4,518,155.64                4.24
 751 - 800                                                                 13           1,308,142.80                1.23
 801 - 810                                                                  1              77,923.50                0.07
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                   1,265        $106,508,545.44              100.00%
============================================================================================================================


                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
GROSS MARGIN (%)                                                 MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
----------------------------                                     --------------      ---------------      ---------------
  4.340  -  4.500                                                             1           $82,334.30                0.26%
  4.501  -  5.000                                                             4           375,777.62                1.21
  5.001  -  5.500                                                            10           926,227.03                2.98
  5.501  -  6.000                                                            37         3,811,489.58               12.26
  6.001  -  6.500                                                            53         5,289,807.69               17.01
  6.501  -  7.000                                                            75         7,389,113.52               23.77
  7.001  -  7.500                                                            67         5,547,950.85               17.84
  7.501  -  8.000                                                            43         3,604,678.30               11.59
  8.001  -  8.500                                                            24         1,888,246.90                6.07
  8.501  -  9.000                                                            21         1,016,768.30                3.27
  9.001  -  9.500                                                            15           974,079.55                3.13
  9.501  -  9.990                                                             6           184,811.62                0.59
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26              100.00%
============================================================================================================================

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
MAXIMUM INTEREST RATE CAP (%)                                    MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-----------------------------                                    --------------      ---------------      ---------------
     14.140  - 14.500                                                         1           $82,334.30                 0.26%
     14.501  - 15.000                                                         4           382,017.85                 1.23
     15.001  - 15.500                                                         5           619,921.65                 1.99
     15.501  - 16.000                                                        24         2,303,183.45                 7.41
     16.001  - 16.500                                                        26         2,713,879.44                 8.73
     16.501  - 17.000                                                        61         6,327,369.91                20.35
     17.001  - 17.500                                                        56         6,204,604.48                19.96
     17.501  - 18.000                                                        53         4,670,298.18                15.02
     18.001  - 18.500                                                        37         2,780,767.34                 8.94
     18.501  - 19.000                                                        32         1,752,410.82                 5.64
     19.001  - 19.500                                                        16           766,051.17                 2.46
     19.501  - 20.000                                                        22         1,877,472.11                 6.04
     20.001  - 20.500                                                         9           331,670.37                 1.07
     20.501  - 21.000                                                         5           145,418.88                 0.47
     21.001  - 21.440                                                         5           133,885.31                 0.43
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
MINIMUM INTEREST RATE CAP (%)                                    MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-----------------------------                                    --------------      ---------------      ---------------
   7.140  -    7.500                                                     1              $82,334.30                 0.26%
   7.501  -    8.000                                                     4              382,017.85                 1.23
   8.001  -    8.500                                                     5              619,921.65                 1.99
   8.501  -    9.000                                                    24            2,303,183.45                 7.41
   9.001  -    9.500                                                    26            2,713,879.44                 8.73
   9.501  -   10.000                                                    61            6,327,369.91                20.35
  10.001  -   10.500                                                    56            6,204,604.48                19.96
  10.501  -   11.000                                                    53            4,670,298.18                15.02
  11.001  -   11.500                                                    37            2,780,767.34                 8.94
  11.501  -   12.000                                                    32            1,752,410.82                 5.64
  12.001  -   12.500                                                    16              766,051.17                 2.46
  12.501  -   13.000                                                    22            1,877,472.11                 6.04
  13.001  -   13.500                                                     9              331,670.37                 1.07
  13.501  -   14.000                                                     5              145,418.88                 0.47
  14.001  -   14.440                                                     5              133,885.31                 0.43
============================================================================================================================
TOTAL                                                                  356          $31,091,285.26               100.00%
============================================================================================================================


See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
MONTH OF NEXT CHANGE DATE                                        MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-------------------------                                        --------------      ---------------      ---------------
 June 2003                                                                    1           $42,002.92                 0.14%
 January 2004                                                                 1            41,471.26                 0.13
 March 2004                                                                   2           227,787.70                 0.73
 April 2004                                                                   3           177,094.14                 0.57
 May 2004                                                                     3           212,808.85                 0.68
 June 2004                                                                   98         8,456,105.58                27.20
 July 2004                                                                  130        11,317,828.35                36.40
 August 2004                                                                115        10,364,386.46                33.34
 September 2004                                                               3           251,800.00                 0.81
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================



                                                                                                          % OF AGGREGATE
                                                                                 PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                    NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
INITIAL RATE CAP (%)                                           MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
--------------------                                           --------------      ---------------      ---------------
3.000                                                                     356       $31,091,285.26              100.00%
============================================================================================================================
TOTAL                                                                     356       $31,091,285.26              100.00%
============================================================================================================================

                                                                                                         % OF AGGREGATE
                                                                                 PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                    NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
PERIOD RATE CAP (%)                                            MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-------------------                                            --------------      ---------------      ---------------
   1.000                                                                  356       $31,091,285.26              100.00%
============================================================================================================================
TOTAL                                                                     356       $31,091,285.26              100.00%
============================================================================================================================

                                                                              22
See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
PREPAYMENT PENALTY TERM (MONTHS)                                 MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
--------------------------------                                 --------------      ---------------      ---------------
   0                                                                        248       $18,384,030.10               17.26%
  12                                                                        134        16,864,826.82               15.83
  24                                                                          2           224,563.04                0.21
  30                                                                          4           435,929.46                0.41
  36                                                                        726        58,972,071.77               55.37
  42                                                                          1           139,434.92                0.13
  60                                                                        150        11,487,689.33               10.79
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                     1,265      $106,508,545.44               00.00%
============================================================================================================================



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
LIEN                                                             MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
----                                                             --------------      ---------------      ---------------
 First Lien                                                               1,192      $102,693,433.52              96.42%
 Second Lien                                                                 73         3,815,111.92               3.58
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                     1,265      $106,508,545.44             100.00%
============================================================================================================================


                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
AMORTIZATION                                                     MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
------------                                                     --------------      ---------------      ---------------
 Fully Amortizing                                                         1,265      $106,508,545.44              100.00%
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                     1,265      $106,508,545.44              100.00%
============================================================================================================================


                                                                              23

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
STATE                                                            MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-----                                                            --------------      ---------------      ---------------
 Arkansas                                                                     9          $415,283.51                0.39%
 California                                                                   4           495,718.67                0.47
 Colorado                                                                     4           561,607.33                0.53
 Connecticut                                                                 20         1,632,472.56                1.53
 Delaware                                                                     1            41,979.29                0.04
 District Of Columbia                                                         3           227,835.19                0.21
 Florida                                                                     23         1,727,743.65                1.62
 Georgia                                                                     30         2,628,314.63                2.47
 Illinois                                                                    88         9,577,509.66                8.99
 Indiana                                                                     55         3,614,336.64                3.39
 Kentucky                                                                     6           486,165.44                0.46
 Louisiana                                                                   18         1,536,221.49                1.44
 Maine                                                                        1            84,967.93                0.08
 Maryland                                                                    27         2,065,081.92                1.94
 Massachusetts                                                               31         3,688,215.15                3.46
 Michigan                                                                    62         3,450,863.14                3.24
 Minnesota                                                                    3           377,886.12                0.35
 Mississippi                                                                 19           739,421.06                0.69
 Missouri                                                                    34         2,485,489.83                2.33
 New Hampshire                                                                5           314,286.54                0.30
 New Jersey                                                                  88         9,867,078.44                9.26
 New York                                                                   159        20,331,810.78               19.09
 North Carolina                                                              52         3,698,730.33                3.47
 Ohio                                                                       245        17,936,823.99               16.84
 Oklahoma                                                                     1           104,713.43                0.10
 Pennsylvania                                                               181        11,469,954.53               10.77
 Rhode Island                                                                 6           515,778.00                0.48
 South Carolina                                                              17         1,099,518.91                1.03
 Tennessee                                                                   37         2,543,841.31                2.39
 Virginia                                                                    21         1,945,012.77                1.83
 Washington                                                                   1           134,879.82                0.13
 West Virginia                                                               13           597,087.36                0.56
 Wisconsin                                                                    1           111,916.02                0.11
===========================================================================================================================
TOTAL                                                                     1,265      $106,508,545.44              100.00%
===========================================================================================================================





                                                                              24

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                 STATISTIC CALCULATION MORTGAGE LOAN STATISTICS
                             AS OF THE CUT-OFF DATE

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET

                        SCHEDULED BALANCE AS OF: 09/01/01

PRODUCT                                                  Fixed Rate

TOTAL CURRENT BALANCE                                    75,417,260

NUMBER OF LOANS                                                 909

                                                                                                MINIMUM              MAXIMUM
AVG CURRENT BALANCE                                      $82,967.28                           $9,996.42          $416,250.00

WEIGHTED AVERAGE GROSS                                       10.554 %                             7.190               14.690 %
COUPON

WEIGHTED AVERAGE ORIGINAL COMBINED                            72.68 %                             13.33                90.00 %
LTV

WEIGHTED AVERAGE FICO                                           606                                 460                  782
SCORE

WEIGHTED AVERAGE ORIGINAL                                       309 Months                           60                  360 Months
TERM
WEIGHTED AVERAGE REMAINING                                      308 Months                           59                  360 Months
TERM
WEIGHTED AVERAGE                                                  1 Months                            0                    6 Months
SEASONING

PREPAYMENT CONCENTRATIONS ($)                     76.33 %  Prepayment Penalty,  23.67 %  No Prepayment Penalty

WEIGHTED AVERAGE PREPAY                                          34 Months                           12                   60 Months
TERM

TOP STATE CONCENTRATIONS ($)                      26.59 %  New York,  12.33 %  Ohio,  10.02 %  Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION ($)                1.49 %  11216  (Brooklyn, NY)

FIRST PAY DATE                                                                             Mar 20, 2001         Oct 15, 2001
MATURITY DATE                                                                              Jul 09, 2006         Sep 04, 2031





                                                                              25

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
  CURRENT BALANCE ($)                                            MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
  -------------------                                            --------------      ---------------      ---------------
    9,996 - 50,000                                                         339       $12,043,550.61               15.97%
   50,001 - 100,000                                                        324        23,687,365.83               31.41
  100,001 - 150,000                                                        141        17,095,454.22               22.67
  150,001 - 200,000                                                         54         9,261,561.78               12.28
  200,001 - 250,000                                                         26         5,788,149.16                7.67
  250,001 - 300,000                                                         16         4,360,682.50                5.78
  300,001 - 350,000                                                          6         1,944,864.12                2.58
  400,001 - 416,250                                                          3         1,235,631.96                1.64
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                      909       $75,417,260.18              100.00%
===========================================================================================================================



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
   GROSS COUPON (%)                                              MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
   ----------------                                              --------------      ---------------      ---------------
    7.190 -  7.500                                                          3          $325,241.25                 0.43%
    7.501 -  8.000                                                         15         1,870,245.56                 2.48
    8.001 -  8.500                                                         29         3,173,239.73                 4.21
    8.501 -  9.000                                                         71         7,257,544.72                 9.62
    9.001 -  9.500                                                         54         5,314,378.82                 7.05
    9.501 - 10.000                                                        101        10,701,047.44                14.19
   10.001 - 10.500                                                         81         7,838,472.37                10.39
   10.501 - 11.000                                                        150        12,583,788.25                16.69
   11.001 - 11.500                                                         98         7,277,832.10                 9.65
   11.501 - 12.000                                                        117         8,788,924.99                11.65
   12.001 - 12.500                                                         73         4,259,578.72                 5.65
   12.501 - 13.000                                                         59         3,557,624.80                 4.72
   13.001 - 13.500                                                         23         1,067,332.42                 1.42
   13.501 - 14.000                                                         22           885,306.23                 1.17
   14.001 - 14.500                                                         12           481,702.78                 0.64
   14.501 - 14.690                                                          1            35,000.00                 0.05
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                     909       $75,417,260.18               100.00%
============================================================================================================================



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
  ORIGINAL TERM (MONTHS)                                         MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
  ----------------------                                         --------------      ---------------      ---------------
         60 -  90                                                            7          $344,721.26                 0.46%
         91 - 150                                                           46         2,946,877.65                 3.91
        151 - 210                                                          163        11,028,619.66                14.62
        211 - 270                                                           84         7,425,784.39                 9.85
        271 - 330                                                           32         2,841,544.05                 3.77
        331 - 360                                                          577        50,829,713.17                67.40
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                      909       $75,417,260.18               100.00%
============================================================================================================================

                                                                              26

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
  REMAINING TERM (MONTHS)                                        MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
  -----------------------                                        --------------      ---------------      ---------------
     59 -  60                                                                3          $107,117.91                 0.14%
     61 - 120                                                               39         2,476,363.42                 3.28
    121 - 180                                                              163        10,556,511.23                14.00
    181 - 240                                                               91         8,218,956.97                10.90
    241 - 300                                                               29         2,653,998.06                 3.52
    301 - 360                                                              584        51,404,312.59                68.16
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                      909       $75,417,260.18               100.00%
============================================================================================================================



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
  SEASONING (MONTHS)                                             MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
  ------------------                                             --------------      ---------------      ---------------
          0                                                              240         $20,411,791.32                27.07%
      1 - 6                                                              669          55,005,468.86                72.93
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    909          $75,417,260.18              100.00%
============================================================================================================================



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
  ORIGINAL COMBINED LTV (%)                                      MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
  -------------------------                                      --------------      ---------------      ---------------
      13.33 - 15.00                                                        1             $39,958.36                 0.05%
      15.01 - 20.00                                                        3             136,069.03                 0.18
      20.01 - 25.00                                                        2              94,449.51                 0.13
      25.01 - 30.00                                                       12             565,215.68                 0.75
      30.01 - 35.00                                                       17             925,111.87                 1.23
      35.01 - 40.00                                                       13             930,345.09                 1.23
      40.01 - 45.00                                                       17           1,094,729.22                 1.45
      45.01 - 50.00                                                       37           2,076,360.46                 2.75
      50.01 - 55.00                                                       30           2,587,453.14                 3.43
      55.01 - 60.00                                                       51           3,437,067.59                 4.56
      60.01 - 65.00                                                       93           7,217,128.00                 9.57
      65.01 - 70.00                                                      119          10,021,246.33                13.29
      70.01 - 75.00                                                      142          12,315,737.61                16.33
      75.01 - 80.00                                                      184          16,040,743.50                21.27
      80.01 - 85.00                                                      111           9,292,239.10                12.32
      85.01 - 90.00                                                       77           8,643,405.69                11.46
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       909       $75,417,260.18              100.00%
============================================================================================================================


                                                                              27

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
  FICO SCORE                                                     MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
  ----------                                                     --------------      ---------------      ---------------
         N/A                                                                 3          $215,117.31                 0.29%
   451 - 500                                                                24         1,514,366.44                 2.01
   501 - 550                                                               203        13,340,850.75                17.69
   551 - 600                                                               260        21,405,621.97                28.38
   601 - 650                                                               230        20,743,642.42                27.51
   651 - 700                                                               136        13,222,437.31                17.53
   701 - 750                                                                43         4,030,845.80                 5.34
   751 - 782                                                                10           944,378.18                 1.25
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                      909       $75,417,260.18               100.00%
============================================================================================================================



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
  PREPAYMENT PENALTY TERM (MONTHS)                               MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
  --------------------------------                               --------------      ---------------      ---------------
   0                                                                        242       $17,853,428.16                23.67%
   12                                                                       132        16,724,897.11                22.18
   30                                                                         2           217,894.65                 0.29
   36                                                                       382        28,993,916.01                38.44
   42                                                                         1           139,434.92                 0.18
   60                                                                       150        11,487,689.33                15.23
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       909       $75,417,260.18               100.00%
============================================================================================================================



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
  LIEN                                                           MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
  ----                                                           --------------      ---------------      ---------------
   First Lien                                                               836       $71,602,148.26               94.94%
   Second Lien                                                               73         3,815,111.92                5.06
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       909       $75,417,260.18              100.00%
============================================================================================================================



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
  OCCUPANCY                                                      MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
  ---------                                                      --------------      ---------------      ---------------
   Primary                                                                  736       $62,697,708.63                83.13%
   Non-Owner                                                                173        12,719,551.55                16.87
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       909       $75,417,260.18               100.00%
============================================================================================================================



                                                                              28

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
PROPERTY TYPE                                                    MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-------------                                                    --------------      ---------------      ---------------
 Single Family                                                              701       $54,183,937.16                71.85%
 Two-Four Family                                                            100        10,834,890.95                14.37
 Five-Eight Family                                                           38         4,939,394.82                 6.55
 Multi-Use                                                                   27         2,953,231.52                 3.92
 Condominium                                                                 23         1,449,581.85                 1.92
 Manufactured Housing                                                        20         1,056,223.88                 1.40
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       909       $75,417,260.18               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
DOCUMENTATION                                                    MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-------------                                                    --------------      ---------------      ---------------
 Full Documentation                                                         661       $53,879,538.64                71.44%
 No Income Verification Documentation                                       130        11,840,691.17                15.70
 Limited Documentation                                                       76         5,996,059.82                 7.95
 Stated Income Documentation                                                 42         3,700,970.55                 4.91
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       909       $75,417,260.18               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
GRADE                                                            MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-----                                                            --------------      ---------------      ---------------
 A                                                                          677       $60,875,221.40                80.72%
 B                                                                           89         5,690,185.26                 7.54
 C                                                                          106         6,261,520.03                 8.30
 D                                                                           37         2,590,333.49                 3.43
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       909       $75,417,260.18               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
AMORTIZATION                                                     MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
------------                                                     --------------      ---------------      ---------------
 Fully Amortizing                                                           909       $75,417,260.18              100.00%
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       909       $75,417,260.18              100.00%
============================================================================================================================


                                                                              29

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
STATE                                                            MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-----                                                            --------------      ---------------      ---------------
 Arkansas                                                                     8          $388,333.51                 0.51%
 California                                                                   4           495,718.67                 0.66
 Colorado                                                                     1            97,897.79                 0.13
 Connecticut                                                                 17         1,501,857.56                 1.99
 Delaware                                                                     1            41,979.29                 0.06
 District Of Columbia                                                         1            39,958.90                 0.05
 Florida                                                                     21         1,518,235.44                 2.01
 Georgia                                                                     22         1,681,648.38                 2.23
 Illinois                                                                    59         5,836,322.73                 7.74
 Indiana                                                                     41         2,669,341.49                 3.54
 Kentucky                                                                     5           333,679.55                 0.44
 Louisiana                                                                   15         1,365,248.38                 1.81
 Maine                                                                        1            84,967.93                 0.11
 Maryland                                                                    17         1,089,385.31                 1.44
 Massachusetts                                                               22         2,312,700.15                 3.07
 Michigan                                                                    26         1,458,046.82                 1.93
 Minnesota                                                                    1           139,434.92                 0.18
 Mississippi                                                                 19           739,421.06                 0.98
 Missouri                                                                    29         2,054,272.15                 2.72
 New Hampshire                                                                5           314,286.54                 0.42
 New Jersey                                                                  56         5,935,217.28                 7.87
 New York                                                                   156        20,051,926.40                26.59
 North Carolina                                                              48         3,332,746.00                 4.42
 Ohio                                                                       130         9,295,885.69                12.33
 Pennsylvania                                                               131         7,559,876.77                10.02
 Rhode Island                                                                 5           412,778.00                 0.55
 South Carolina                                                              13           828,137.92                 1.10
 Tennessee                                                                   35         2,330,213.82                 3.09
 Virginia                                                                     9           890,701.34                 1.18
 Washington                                                                   1           134,879.82                 0.18
 West Virginia                                                               10           482,160.57                 0.64
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       909       $75,417,260.18               100.00%
============================================================================================================================

                                                                              30

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                 STATISTIC CALCULATION MORTGAGE LOAN STATISTICS
                             AS OF THE CUT-OFF DATE

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET

                        SCHEDULED BALANCE AS OF: 09/01/01

PRODUCT                                          2/28 ARMs & 3/27 Arms

TOTAL CURRENT BALANCE                                    31,091,285

NUMBER OF LOANS                                                 356

                                                                                                MINIMUM              MAXIMUM
AVG CURRENT BALANCE                                      $87,335.07                          $19,000.00          $374,693.49

WEIGHTED AVERAGE GROSS COUPON                                10.428%                              7.140               14.440%

WEIGHTED AVERAGE GROSS MARGIN                                 6.936%                             4.340                 9.990%

WEIGHTED AVERAGE PERIOD RATE CAP                              1.000%                             1.000                 1.000%

WEIGHTED AVERAGE MIN INTEREST RATE                           10.428%                             7.140                14.440%

WEIGHTED AVERAGE MAX INTEREST RATE                           17.428%                            14.140                21.440%


WEIGHTED AVERAGE NEXT RESET DATE                                 35 Months                          22                    36 Months


WEIGHTED AVERAGE ORIGINAL COMBINED LTV                        76.59%                             25.81                 90.00%


WEIGHTED AVERAGE FICO SCORE                                     582                                489                  810


WEIGHTED AVERAGE ORIGINAL TERM                                  360 Months                         180                   360 Months

WEIGHTED AVERAGE REMAINING TERM                                 359 Months                         179                   360 Months

WEIGHTED AVERAGE SEASONING                                        1 Months                           0                     8 Months


PREPAYMENT CONCENTRATIONS ($)                    98.29 %  Prepayment Penalty,  1.71 %  No Prepayment Penalty

WEIGHTED AVERAGE PREPAY TERM                                     36 Months                          12                    36 Months


TOP STATE CONCENTRATIONS ($)                      27.79 %  Ohio,  12.65 %  New Jersey,  12.58 %  Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION ($)                1.21 %  07641  (Haworth, NJ)

FIRST PAY DATE                                                                             Feb 01, 2001         Oct 01, 2001
NEXT RATE CHANGE DATE                                                                      Jun 19, 2003         Sep 01, 2004
MATURITY DATE                                                                              Aug 01, 2016         Sep 01, 2031


                                                                              31

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
  CURRENT BALANCE ($)                                            MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
  -------------------                                            --------------      ---------------      ---------------
    19,000 -  50,000                                                        96        $3,269,973.33                10.52%
    50,001 - 100,000                                                       150        11,269,031.72                36.24
   100,001 - 150,000                                                        73         8,714,019.24                28.03
   150,001 - 200,000                                                        21         3,605,644.07                11.60
   200,001 - 250,000                                                         8         1,755,111.89                 5.65
   250,001 - 300,000                                                         5         1,422,011.52                 4.57
   300,001 - 350,000                                                         2           680,800.00                 2.19
   350,001 - 374,693                                                         1           374,693.49                 1.21
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                      356       $31,091,285.26               100.00%
============================================================================================================================


                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
  GROSS COUPON (%)                                               MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
  ----------------                                               --------------      ---------------      ---------------
   7.140 -  7.500                                                             1           $82,334.30                 0.26%
   7.501 -  8.000                                                             4           382,017.85                 1.23
   8.001 -  8.500                                                             5           619,921.65                 1.99
   8.501 -  9.000                                                            24         2,303,183.45                 7.41
   9.001 -  9.500                                                            26         2,713,879.44                 8.73
   9.501 - 10.000                                                            61         6,327,369.91                20.35
  10.001 - 10.500                                                            56         6,204,604.48                19.96
  10.501 - 11.000                                                            53         4,670,298.18                15.02
  11.001 - 11.500                                                            37         2,780,767.34                 8.94
  11.501 - 12.000                                                            32         1,752,410.82                 5.64
  12.001 - 12.500                                                            16           766,051.17                 2.46
  12.501 - 13.000                                                            22         1,877,472.11                 6.04
  13.001 - 13.500                                                             9           331,670.37                 1.07
  13.501 - 14.000                                                             5           145,418.88                 0.47
  14.001 - 14.440                                                             5           133,885.31                 0.43
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================

                                                                              32

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
GROSS MARGIN (%)                                                 MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
----------------                                                 --------------      ---------------      ---------------
  4.340 - 4.500                                                               1           $82,334.30                 0.26%
  4.501 - 5.000                                                               4           375,777.62                 1.21
  5.001 - 5.500                                                              10           926,227.03                 2.98
  5.501 - 6.000                                                              37         3,811,489.58                12.26
  6.001 - 6.500                                                              53         5,289,807.69                17.01
  6.501 - 7.000                                                              75         7,389,113.52                23.77
  7.001 - 7.500                                                              67         5,547,950.85                17.84
  7.501 - 8.000                                                              43         3,604,678.30                11.59
  8.001 - 8.500                                                              24         1,888,246.90                 6.07
  8.501 - 9.000                                                              21         1,016,768.30                 3.27
  9.001 - 9.500                                                              15           974,079.55                 3.13
  9.501 - 9.990                                                               6           184,811.62                 0.59
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
  INITIAL RATE CAP (%)                                           MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
  --------------------                                           --------------      ---------------      ---------------
         3.000                                                              356       $31,091,285.26              100.00%
----------------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                     356       $31,091,285.26              100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
PERIOD RATE CAP (%)                                              MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-------------------                                              --------------      ---------------      ---------------
      1.000                                                                 356       $31,091,285.26              100.00%
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26              100.00%
============================================================================================================================


                                                                              33

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
MINIMUM INTEREST RATE CAP (%)                                    MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-----------------------------                                    --------------      ---------------      ---------------
      7.140 -  7.500                                                          1           $82,334.30                 0.26%
      7.501 -  8.000                                                          4           382,017.85                 1.23
      8.001 -  8.500                                                          5           619,921.65                 1.99
      8.501 -  9.000                                                         24         2,303,183.45                 7.41
      9.001 -  9.500                                                         26         2,713,879.44                 8.73
      9.501 - 10.000                                                         61         6,327,369.91                20.35
     10.001 - 10.500                                                         56         6,204,604.48                19.96
     10.501 - 11.000                                                         53         4,670,298.18                15.02
     11.001 - 11.500                                                         37         2,780,767.34                 8.94
     11.501 - 12.000                                                         32         1,752,410.82                 5.64
     12.001 - 12.500                                                         16           766,051.17                 2.46
     12.501 - 13.000                                                         22         1,877,472.11                 6.04
     13.001 - 13.500                                                          9           331,670.37                 1.07
     13.501 - 14.000                                                          5           145,418.88                 0.47
     14.001 - 14.440                                                          5           133,885.31                 0.43
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
MAXIMUM INTEREST RATE CAP (%)                                    MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-----------------------------                                    --------------      ---------------      ---------------
     14.140 - 14.500                                                          1           $82,334.30                 0.26%
     14.501 - 15.000                                                          4           382,017.85                 1.23
     15.001 - 15.500                                                          5           619,921.65                 1.99
     15.501 - 16.000                                                         24         2,303,183.45                 7.41
     16.001 - 16.500                                                         26         2,713,879.44                 8.73
     16.501 - 17.000                                                         61         6,327,369.91                20.35
     17.001 - 17.500                                                         56         6,204,604.48                19.96
     17.501 - 18.000                                                         53         4,670,298.18                15.02
     18.001 - 18.500                                                         37         2,780,767.34                 8.94
     18.501 - 19.000                                                         32         1,752,410.82                 5.64
     19.001 - 19.500                                                         16           766,051.17                 2.46
     19.501 - 20.000                                                         22         1,877,472.11                 6.04
     20.001 - 20.500                                                          9           331,670.37                 1.07
     20.501 - 21.000                                                          5           145,418.88                 0.47
     21.001 - 21.440                                                          5           133,885.31                 0.43
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================


                                                                              34

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
MONTH OF NEXT CHANGE DATE                                        MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-------------------------                                        --------------      ---------------      ---------------
     June 2003                                                                1           $42,002.92                 0.14%
     January 2004                                                             1            41,471.26                 0.13
     March 2004                                                               2           227,787.70                 0.73
     April 2004                                                               3           177,094.14                 0.57
     May 2004                                                                 3           212,808.85                 0.68
     June 2004                                                               98         8,456,105.58                27.20
     July 2004                                                              130        11,317,828.35                36.40
     August 2004                                                            115        10,364,386.46                33.34
     September 2004                                                           3           251,800.00                 0.81
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
ORIGINAL TERM (MONTHS)                                           MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
----------------------                                           --------------      ---------------      ---------------
     180 - 210                                                               1           $54,502.01                  0.18%
     331 - 360                                                              355        31,036,783.25                99.82
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
REMAINING TERM (MONTHS)                                          MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-----------------------                                          --------------      ---------------      ---------------
    179 - 180                                                                 1           $54,502.01                 0.18%
    301 - 360                                                               355        31,036,783.25                99.82
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================


                                                                              35

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
SEASONING (MONTHS)                                               MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
------------------                                               --------------      ---------------      ---------------
        0                                                                   99        $8,627,080.00                27.75%
   1 -  6                                                                  256        22,422,734.00                72.12
   7 -  8                                                                    1            41,471.26                 0.13
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                      356       $31,091,285.26               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
ORIGINAL COMBINED LTV (%)                                        MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-------------------------                                        --------------      ---------------      ---------------
  25.81 - 30.00                                                               3          $138,548.51                 0.45%
  30.01 - 35.00                                                               4           123,621.53                 0.40
  35.01 - 40.00                                                               3           282,844.96                 0.91
  40.01 - 45.00                                                               6           360,355.83                 1.16
  45.01 - 50.00                                                               8           282,386.82                 0.91
  50.01 - 55.00                                                              15           905,575.51                 2.91
  55.01 - 60.00                                                              24         1,289,131.54                 4.15
  60.01 - 65.00                                                              33         2,205,264.42                 7.09
  65.01 - 70.00                                                              37         3,292,183.41                10.59
  70.01 - 75.00                                                              42         3,558,113.54                11.44
  75.01 - 80.00                                                              75         7,375,391.78                23.72
  80.01 - 85.00                                                              45         4,561,492.24                14.67
  85.01 - 90.00                                                              61         6,716,375.17                21.60
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
FICO SCORE                                                       MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
----------                                                       --------------      ---------------      ---------------
      N/A                                                                    1           $41,471.26                 0.13%
451 - 500                                                                   10           745,574.19                 2.40
501 - 550                                                                  118         8,676,388.39                27.91
551 - 600                                                                  129        12,015,730.43                38.65
601 - 650                                                                   68         6,551,686.23                21.07
651 - 700                                                                   23         2,131,436.80                 6.86
701 - 750                                                                    3           487,309.84                 1.57
751 - 800                                                                    3           363,764.62                 1.17
801 - 810                                                                    1            77,923.50                 0.25
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                      356       $31,091,285.26               100.00%
============================================================================================================================


                                                                              36

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
PREPAY TERM (MONTHS)                                             MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
--------------------                                             --------------      ---------------      ---------------
     0                                                                        6          $530,601.94                 1.71%
    12                                                                        2           139,929.71                 0.45
    24                                                                        2           224,563.04                 0.72
    30                                                                        2           218,034.81                 0.70
    36                                                                      344        29,978,155.76                96.42
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
LIEN                                                             MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
----                                                             --------------      ---------------      ---------------
    First Lien                                                              356       $31,091,285.26              100.00%
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26              100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
OCCUPANCY                                                        MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
---------                                                        --------------      ---------------      ---------------
    Primary                                                                 330       $29,472,204.46                94.79%
    Non-Owner                                                                26         1,619,080.80                 5.21
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
PROPERTY TYPE                                                    MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-------------                                                    --------------      ---------------      ---------------
 Single Family                                                              319       $28,021,123.68                90.13%
 Two-Four Family                                                             25         2,148,295.10                 6.91
 Condominium                                                                  9           700,581.19                 2.25
 Manufactured Housing                                                         3           221,285.29                 0.71
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
DOCUMENTATION                                                    MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-------------                                                    --------------      ---------------      ---------------
 Full Documentation                                                         286       $23,462,487.46                75.46%
 No Income Verification Documentation                                        28         3,949,296.32                12.70
 Limited  Documentation                                                      27         1,947,944.58                 6.27
 Stated Income Documentation                                                 15         1,731,556.90                 5.57
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================


                                                                              37

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
GRADE                                                            MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
------                                                           --------------      ---------------      ---------------
 A                                                                          210       $21,062,923.67                67.75%
 B                                                                           44         2,950,281.61                 9.49
 C                                                                           79         5,835,013.42                18.77
 D                                                                           23         1,243,066.56                 4.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
AMORTIZATION                                                     MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
------------                                                     --------------      ---------------      ---------------
 Fully Amortizing                                                           356       $31,091,285.26              100.00%
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26              100.00%
============================================================================================================================


                                                                              38

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % OF AGGREGATE
                                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                      NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
STATE                                                            MORTGAGE LOANS      THE CUTOFF DATE      THE CUTOFF DATE
-----                                                            --------------      ---------------      ---------------
 Arkansas                                                                     1           $26,950.00                 0.09%
 Colorado                                                                     3           463,709.54                 1.49
 Connecticut                                                                  3           130,615.00                 0.42
 District Of Columbia                                                         2           187,876.29                 0.60
 Florida                                                                      2           209,508.21                 0.67
 Georgia                                                                      8           946,666.25                 3.04
 Illinois                                                                    29         3,741,186.93                12.03
 Indiana                                                                     14           944,995.15                 3.04
 Kentucky                                                                     1           152,485.89                 0.49
 Louisiana                                                                    3           170,973.11                 0.55
 Maryland                                                                    10           975,696.61                 3.14
 Massachusetts                                                                9         1,375,515.00                 4.42
 Michigan                                                                    36         1,992,816.32                 6.41
 Minnesota                                                                    2           238,451.20                 0.77
 Missouri                                                                     5           431,217.68                 1.39
 New Jersey                                                                  32         3,931,861.16                12.65
 New York                                                                     3           279,884.38                 0.90
 North Carolina                                                               4           365,984.33                 1.18
 Ohio                                                                       115         8,640,938.30                27.79
 Oklahoma                                                                     1           104,713.43                 0.34
 Pennsylvania                                                                50         3,910,077.76                12.58
 Rhode Island                                                                 1           103,000.00                 0.33
 South Carolina                                                               4           271,380.99                 0.87
 Tennessee                                                                    2           213,627.49                 0.69
 Virginia                                                                    12         1,054,311.43                 3.39
 West Virginia                                                                3           114,926.79                 0.37
 Wisconsin                                                                    1           111,916.02                 0.36
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                       356       $31,091,285.26               100.00%
============================================================================================================================


                                                                              39

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL
=================--------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


PRELIMINARY TERM SHEET                           DATE PREPARED: OCTOBER 3, 2001

                              DFC HEL TRUST 2001-2
            HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2

                           $180,000,000 (APPROXIMATE)
                          PUBLICLY OFFERED CERTIFICATES
                    FIXED AND ADJUSTABLE RATE MORTGAGE LOANS














GREENWICH CAPITAL
=========-----------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




GREENWICH CAPITAL
=========-----------------------------------------------------------------------

This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.


                PERIOD                 EXCESS SPREAD
                ------                 -------------
                  1                       3.19782
                  2                       2.31007
                  3                       2.35171
                  4                       2.43038
                  5                       2.41654
                  6                       2.55020
                  7                       2.59974
                  8                       2.62901
                  9                       2.55232
                 10                       3.07694
                 11                       3.00199
                 12                       2.97512
                 13                       3.25987
                 14                       3.16775
                 15                       3.18225
                 16                       3.35436
                 17                       3.31581
                 18                       3.44588
                 19                       3.49873
                 20                       3.51839
                 21                       3.41979
                 22                       3.71014
                 23                       3.61275
                 24                       3.57284
                 25                       3.84817
                 26                       3.74931
                 27                       3.77267
                 28                       3.91724
                 29                       3.88052
                 30                       3.97173
                 31                       3.86234
                 32                       3.88952
                 33                       3.78330
                 34                       4.19923
                 35                       4.10015
                 36                       4.06826
                 37                       5.40518


     INDEX RATES:
     ------------
          1 Mo LIBOR: 2.63750%
          6 Mo LIBOR: 2.54000%